UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Floating Rate Income Opportunity Fund (JRO)
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Important Notice to Fund Shareholders

October 17, 2013

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the annual shareholders meeting of the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders (each a “Fund” and collectively, the “Funds”). The following proposals will be considered:

(i)	the election of board members for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement); and

(ii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding the ability to make loans by Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”) in order to update and conform the Fund’s policies with other Nuveen closed-end municipal funds.

Your Fund’s Board of Trustees/Directors (“Board”), including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Proposal Regarding New Fundamental Investment Policy Relating to Loans

Q.	Why is California Dividend Advantage 2 proposing a change to its fundamental investment policy?

A.	The proposal is part of a multi-year effort to ensure that all of Nuveen’s municipal bond closed-end funds have a uniform and up-to-date set of investment policies that reflect the evolution and changes in the municipal bond market that have emerged over the past 20 years. The proposed changes are part of a comprehensive “best practices” initiative on behalf of the funds that began more than four years ago.

Nuveen’s municipal bond closed-end funds have been brought to market at different intervals over the course of more than 20 years, and reflect various policies and investment capabilities prevalent at the time of their creation. The investment policies of older funds generally do not reflect subsequent developments in the municipal bond market, including new types of securities and investment strategies. Consequently, many of Nuveen’s more recently offered municipal bond closed-end funds feature investment capabilities not uniformly enjoyed by older municipal bond closed-end funds. The proposal set forth in the Joint Proxy Statement is designed to provide California Dividend Advantage 2 with the same portfolio management tools currently available to Nuveen’s more recently offered funds.

Q.	What are the potential benefits of the new fundamental investment policy relating to loans for common shareholders of California Dividend Advantage 2?

A.

The proposed new fundamental investment policy would permit the Fund to make loans to the extent permitted by the Investment Company Act of 1940, as amended. This would generally permit the Fund to lend up to 33 1/3% of its total assets. Among other things, this change is intended to provide the Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors, LLC believes that doing so would both:

(i)	facilitate a timely workout of the issuer’s situation in a manner which benefits the Fund; and

(ii)	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

A loan to an issuer in distress involves risks. In this circumstance, it is possible the Fund could lose its entire investment with an issuer as well as the amount loaned.

Q.	Was there a particular catalyst or portfolio concern prompting the loan policy proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Joint Proxy Statement, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including California Dividend Advantage 2, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does the loan policy proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.	Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing California Dividend Advantage 2 with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately nine years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but ultimately determined to take other actions in pursuit of maximizing shareholder value.

Q.	Is this proposal in response to any past or current municipal credit litigation?

A.	This proposal is not related to any past or pending litigation.

Q.	Will this option impact how the underlying bonds should be valued?

A.	California Dividend Advantage 2 will value a loan based on several factors that draw upon policies and procedures adopted and approved by the Fund’s Board that are able to value instruments issued in these types of situations. As with any investment, risks exist, and if Nuveen Fund Advisors, LLC is wrong, the valuation of a particular loan could be impacted and affect the value of the underlying bond held in the Fund’s portfolio. However, we would not expect that any loans would constitute a meaningful portion of the Fund’s total assets.

General

Q.	What actions are required in order to implement the new fundamental investment policy for California Dividend Advantage 2?

A.	In order to implement the new fundamental investment policy relating to the Fund’s ability to make loans and obtain the potential benefits described above, shareholders are being asked to approve the elimination of the existing fundamental investment policy and the implementation of the new replacement fundamental investment policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the new fundamental investment policy?

A.	The Fund will not be able to implement the new fundamental investment policy as discussed above. As a result, the Fund may not be able to participate in certain investment opportunities that are available to similarly situated funds that have the flexibility to make loans in circumstances where a municipal issuer is in distress. In addition, if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the new fundamental investment policy, the Fund’s Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the proposal. The Fund’s Board urges you to vote without delay in order to avoid the potential for additional proxy solicitation costs.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 209-5784 weekdays during its business hours of 8:00 a.m. to 10:00 p.m. Central time and Saturdays from 11:00 a.m. to 5:00 p.m. Central time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Notice of Annual Meeting of Shareholders November 26, 2013	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

October 17, 2013

Nuveen Arizona Premium Income Municipal Fund (NAZ, NAZ PrC, NAZ PrD)

Nuveen California Dividend Advantage Municipal Fund 2 (NVX)

Nuveen California Dividend Advantage Municipal Fund 3 (NZH)

Nuveen California Municipal Value Fund, Inc. (NCA)

Nuveen California Municipal Value Fund 2 (NCB)

Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC, NTC PrD, NTC PrE, NTC PrF, NTC PrG)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC, NKG PrD, NKG PrE)

Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC, NMY PrD, NMY PrE, NMY PrF, NMY PrG, NMY PrH)

Nuveen Michigan Quality Income Municipal Fund (NUM, NUM PrC)

Nuveen Missouri Premium Income Municipal Fund (NOM, NOM PrC)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ, NUJ PrC)

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC, NNC PrD, NNC PrE, NNC PrF, NNC PrG)

Nuveen Ohio Quality Income Municipal Fund (NUO)

Nuveen Pennsylvania Municipal Value Fund (NPN)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Texas Quality Income Municipal Fund (NTX, NTX PrC)

Nuveen Virginia Premium Income Municipal Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”), each a Minnesota corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Arizona Premium Income Municipal Fund (“Arizona Premium Income”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Michigan Quality Income Municipal Fund (“Michigan Quality Income”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Quality Income Municipal Fund (“Ohio Quality Income”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Preferred and Income Term Fund (“Preferred and Income”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Minnesota Funds and Massachusetts Funds are each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 26, 2013, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except California Value, to elect twelve (12) Board Members:

(i)	ten (10) Board Members to be elected by the holders of Common Shares and Variable Rate Demand Preferred Shares (“Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

b.	For California Value, to elect four (4) Board Members.

c.	For each Massachusetts Fund, except California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, to elect five (5) Board Members:

(i)	three (3) Board Members to be elected by the holders of Common Shares and MuniFund Term Preferred Shares for Arizona Premium Income, California Dividend

Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage 2, Maryland Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Dividend Advantage 2, North Carolina Premium, Ohio Quality Income and Texas Quality Income, Variable Rate MuniFund Term Preferred Shares for Arizona Premium Income, Michigan Quality Income and Ohio Quality Income and Variable Rate Demand Preferred Shares for California Dividend Advantage 2, New Jersey Dividend Advantage and Virginia Premium Income (MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares are also referred to collectively as “Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

d.	For California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities to elect four (4) Board Members.

2.	To approve the elimination of the fundamental investment policy and to approve the new fundamental investment policy for California Dividend Advantage 2.

(a)(i)	For shareholders of California Dividend Advantage 2, all shareholders voting as a single class, to approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	For shareholders of California Dividend Advantage 2, the Preferred Shares voting as a single class, to approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	For shareholders of California Dividend Advantage 2, all shareholders voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	For shareholders of California Dividend Advantage 2, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on October 8, 2013 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

October 17, 2013

This Joint Proxy Statement is first being mailed to shareholders on or about October 22, 2013.

Nuveen Arizona Premium Income Municipal Fund (NAZ, NAZ PrC, NAZ PrD)

Nuveen California Dividend Advantage Municipal Fund 2 (NVX)

Nuveen California Dividend Advantage Municipal Fund 3 (NZH)

Nuveen California Municipal Value Fund, Inc. (NCA)

Nuveen California Municipal Value Fund 2 (NCB)

Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC, NTC PrD, NTC PrE, NTC PrF, NTC PrG)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC, NKG PrD, NKG PrE)

Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC, NMY PrD, NMY PrE, NMY PrF, NMY PrG, NMY PrH)

Nuveen Michigan Quality Income Municipal Fund (NUM, NUM PrC)

Nuveen Missouri Premium Income Municipal Fund (NOM, NOM PrC)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ, NUJ PrC)

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC, NNC PrD, NNC PrE, NNC PrF, NNC PrG)

Nuveen Ohio Quality Income Municipal Fund (NUO)

Nuveen Pennsylvania Municipal Value Fund (NPN)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Texas Quality Income Municipal Fund (NTX, NTX PrC)

Nuveen Virginia Premium Income Municipal Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Arizona Premium Income Municipal Fund (“Arizona Premium Income”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Michigan Quality Income Municipal Fund (“Michigan Quality Income”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Quality Income Municipal Fund (“Ohio Quality Income”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Preferred and Income Term Fund (“Preferred and Income”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts Business Trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 26, 2013, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the current fundamental investment policy and the adoption of a new fundamental investment policy for California Dividend Advantage 2. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For each Minnesota Fund, except California Value, election of ten (10) Board Members by all shareholders.	X	X
1(a)(ii)	For each Minnesota Fund, except California Value, election of two (2) Board Members by Preferred Shares only.		X
1(b)	For California Value, election of four (4) Board Members by all shareholders.	X	N/A
1(c)(i)	For each Massachusetts Fund, except California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, election of three (3) Board Members by all shareholders.	X	X
1(c)(ii)	For each Massachusetts Fund, except California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, election of two (2) Board Members by Preferred Shares only.		X
1(d)	For California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, election of four (4) Board Members by all shareholders.	X	N/A
2(a)(i)	For California Dividend Advantage 2, all shareholders voting as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.	X	X
2(a)(ii)	For California Dividend Advantage 2, the Preferred Shares voting separately as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		X
2(b)(i)	For California Dividend Advantage 2, all shareholders voting as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.	X	X

Matter		Common Shares	Preferred Shares(1)
2(b)(ii)	For California Dividend Advantage 2, the Preferred Shares voting separately as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.		X

(1)	MuniFund Term Preferred Shares for Arizona Premium Income, Connecticut Premium Income, Georgia Dividend Advantage 2, Maryland Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Dividend Advantage 2, North Carolina Premium and Texas Quality Income, Variable Rate MuniFund Term Preferred Shares for Arizona Premium Income and Michigan Quality Income and Variable Rate Demand Preferred Shares for California Dividend Advantage 2, California Dividend Advantage 3, New Jersey Dividend Advantage, New Jersey Investment Quality, New Jersey Premium Income, Ohio Quality Income and Virginia Premium Income are referred to as “Preferred Shares.” California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities do not have any Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities), 33- 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policy and the approval of the new fundamental investment policy for California Dividend Advantage 2, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of the Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policy and the approval of the new fundamental investment policy, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Variable Rate Demand Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Variable Rate Demand Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Variable Rate Demand Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Variable Rate Demand Preferred Shares or shares of a series of Variable Rate Demand Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on October 8, 2013 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of October 8, 2013, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares
Arizona Premium Income	NAZ	11,563,884	MTP NAZ PrC	2,982,500
			MTP NAZ PrD	2,084,600
			VMTP Series 2014	280
California Dividend Advantage 2	NVX	14,759,237	VRDP Series 1	980
California Dividend Advantage 3	NZH	24,151,884	VRDP Series 1	1,600
California Value	NCA	25,283,751	N/A
California Value 2	NCB	3,287,900	N/A
Connecticut Premium Income	NTC	14,688,976	MTP NTC PrC	1,830,000
			MTP NTC PrD	1,778,000
			MTP NTC PrE	2,047,000
			MTP NTC PrF	1,695,000
			MTP NTC PrG	3,200,000
Floating Rate Income	JFR	55,169,216	N/A
Floating Rate Income Opportunity	JRO	38,478,782	N/A
Georgia Dividend Advantage 2	NKG	10,548,789	MTP NKG PrC	3,226,500
			MTP NKG PrD	2,834,000
			MTP NKG PrE	1,434,000
Maryland Premium Income	NMY	24,104,664	MTP NMY PrC	3,877,500
			MTP NMY PrD	3,581,800
			MTP NMY PrE	2,648,500
			MTP NMY PrF	2,730,000
			MTP NMY PrG	2,070,000
			MTP NMY PrH	1,706,600

Fund	Ticker Symbol*	Common Shares	Preferred Shares
Michigan Quality Income	NUM	20,848,188	MTP NUM PrC	1,631,300
			VMTP Series 2014	1,418
Missouri Premium Income	NOM	2,329,104	MTP NOM PrC	1,788,000
New Jersey Dividend Advantage	NXJ	6,570,688	VRDP Series 1	450
New Jersey Dividend Advantage 2	NUJ	4,527,014	MTP NUJ PrC	3,505,000
New Jersey Investment Quality	NQJ	20,490,335	VRDP Series 2	1,443
New Jersey Value	NJV	1,565,036	N/A
New Jersey Premium Income	NNJ	12,083,027	VRDP Series 2	886
North Carolina Premium Income	NNC	16,548,508	MTP NNC PrC	2,430,000
			MTP NNC PrD	2,553,500
			MTP NNC PrE	1,660,000
			MTP NNC PrF	2,970,000
			MTP NNC PrG	2,872,500
Ohio Quality Income	NUO	18,521,955	VRDP Series 1	1,480
Pennsylvania Value	NPN	1,219,352	N/A
Preferred and Income	JPI	22,752,777	N/A
Senior Income	NSL	38,626,872	N/A
Short Duration Credit Opportunities	JSD	10,095,286	N/A
Texas Quality Income	NTX	10,027,210	MTP NTX PrC	7,092,000
Virginia Premium Income	NPV	17,933,247	VRDP Series 1	1,280

*	The Common Shares of all of the Funds are listed on the New York Stock Exchange (“NYSE”), except NVX, NZH, NCB, NKG, NOM, NXJ, NUJ, NJV and NPN, which are listed on the NYSE MKT. The Preferred Shares of all of the Funds with MuniFund Term Preferred Shares are listed on the NYSE, except for NUM PrC shares which are listed on the NYSE MKT.

1.	Election of Board Members

Minnesota Funds

At the Annual Meeting of each Minnesota Fund, except California Value, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, four (4) Board Members are nominated to be elected at this Annual Meeting.

(a)	For each Minnesota Fund, except California Value:

(i)	Ten (10) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

(b)	For California Value: Four (4) Board Members are to be elected by all shareholders.

With respect to California Value, Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schneider, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schneider and Schreier have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

Massachusetts Funds

Pursuant to the organizational documents of each Massachusetts Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(c)	For each Massachusetts Fund, except California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities:

(i)

Three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members and as nominees for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schreier have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(d)	For California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities: Four (4) Board Members are to be elected by all shareholders.

Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2016 or until their successors have been duly elected and qualified. Board Members Adams, Bremner, Evans, Kundert, Nelson, Schneider, Schreier and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schneider and Schreier have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, except for California Value, each Board Member except Board Members Adams, Nelson and Schreier was last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2012, and adjourned to December 14, 2012.

For California Value, Board Members Bremner, Evans and Schneider were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012, and adjourned to December 14, 2012. Board Members Kundert and Toth were last elected to the Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011, and adjourned to December 16, 2011. Board Members Hunter, Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010.

For each Massachusetts Fund, except Arizona Premium Income, California Dividend Advantage 2, Michigan Quality Income, New Jersey Dividend Advantage 2, Ohio Quality Income and Preferred and Income, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012, and adjourned to December 14, 2012. For California Dividend Advantage 2 and New Jersey Dividend

Advantage 2, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012.

For each Massachusetts Fund, except Arizona Premium Income, California Value 2, Connecticut Premium Income, Floating Rate Income, Floating Rate Income Opportunity, Georgia Dividend Advantage 2, Michigan Quality Income, New Jersey Value, North Carolina Premium Income, Ohio Quality Income, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, Board Members Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011 and adjourned to December 16, 2011. For Connecticut Premium Income, Georgia Dividend Advantage 2 and North Carolina Premium Income, Board Members Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on December 16, 2011 and adjourned to January 31, 2012.

For each Massachusetts Fund, except Arizona Premium Income, California Value 2, Floating Rate Income, Floating Rate Income Opportunity, Michigan Quality Income, New Jersey Value, Ohio Quality Income, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010 and, for Missouri Premium Income and Texas Quality Income, adjourned to January 6, 2011.

For each Massachusetts Fund, except Arizona Premium Income, California Dividend Advantage 2, California Value 2, Floating Rate Income, Floating Rate Income Opportunity, Michigan Quality Income, New Jersey Dividend Advantage 2, New Jersey Value, Ohio Quality Income, Pennsylvania Value, Preferred and Income, Senior Income and Short Duration Credit Opportunities, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2012, and adjourned to December 14, 2012. For California Dividend Advantage 2 and New Jersey Dividend Advantage 2, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 14, 2012.

For California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value, Senior Income and Short Duration Credit Opportunities, Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 14, 2012, and adjourned to December 14, 2012.

For California Value 2, Floating Rate Income, Floating Rate Income Opportunity, New Jersey Value, Pennsylvania Value and Senior Income, Board Members Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 15, 2011. Board Members Hunter, Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010.

For Short Duration Credit Opportunities, each Board Member except Board Members Adams, Bremner, Evans, Nelson, Schneider and Schreier was approved by the initial shareholder of the Fund, Nuveen Funds Advisors, LLC f/k/a Nuveen Fund Advisors, Inc. (the “Adviser”), on May 23, 2011.

For Preferred and Income, each Board Member except Board Members Adams, Nelson and Schreier was approved by the initial shareholder of the Fund, the Adviser, on July 26, 2012.

For Michigan Quality Income, each Board Member except Board Members Adams, Nelson and Schreier was elected by the initial shareholder of the Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., on January 7, 2013.

For Arizona Premium Income, each Board Member except Board Members Adams, Nelson and Schreier was elected by the initial shareholder of the Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., on April 8, 2013.

For Ohio Quality Income, each Board Member except Board Members Adams, Nelson and Schreier was elected by the initial shareholder of the Fund, Nuveen Ohio Income Municipal Fund, Inc., on April 8, 2013.

Effective January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund except Short Duration Credit Opportunities and Preferred and Income, and designated as a Class I Board Member with respect to California Value and each Massachusetts Fund.

Effective September 1, 2013, Mr. Adams and Mr. Nelson were appointed as Board Members for each Fund and designated as Class II Board Members with respect to California Value and each Massachusetts Fund. Effective September 1, 2013, Mr. Schreier was appointed as a Board Member for each Fund and designated as a Class III Board Member with respect to California Value and each Massachusetts Fund.

Other than Messrs. Adams and Schreier (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996, Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	208	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm); formerly, a Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	208	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director, Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	208	Director (since 2004) of Xerox Corporation

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of Board of Directors (Milwaukee), College Possible.	208	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2013

Currently, senior, external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council Fordham University (since 2010). Formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading- North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				208	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Formerly, Executive Director, Gaylord and Dorothy Donnelley Foundation (1994-2012); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005- 2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; former owner and president, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	208	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	208	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class II Board Member until 2014 Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	137	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class III Board Member until 2015 Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, Inc.; formerly, President of First American Funds (2000-2010).	137	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2012 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2012 is set forth in Appendix A. On December 31, 2012, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of October 8, 2013, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of October 8, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of October 8, 2013, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Prior to January 1, 2013, each Independent Board Member received a $130,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2013, Independent Board Members receive a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

	Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Arizona Premium Income	$323	$241	$222	$247	$—	$271	$241	$246	$222	$265
California Dividend Advantage 2	1,125	847	770	887	—	971	861	855	770	923
California Dividend Advantage 3	1,707	1,285	1,169	1,346	—	1,473	1,306	1,297	1,169	1,400
California Value	866	649	589	679	—	745	659	655	589	708
California Value 2	187	139	127	142	—	156	139	142	127	153
Connecticut Premium Income	7,633	5,295	6,215	656	—	688	3,744	5,942	6,243	6,874
Floating Rate Income	3,277	2,686	2,434	2,904	—	3,057	2,713	2,680	2,487	2,811
Floating Rate Income Opportunity	2,155	1,766	1,600	1,907	—	2,010	1,782	1,763	1,635	1,848
Georgia Dividend Advantage 2	967	643	783	—	—	—	436	742	786	855
Maryland Premium Income	534	495	241	1,311	—	1,373	710	416	242	365
Michigan Quality Income	1,674	1,256	1,148	1,303	—	1,427	1,268	1,274	1,148	1,375
Missouri Premium Income	483	369	342	381	—	403	372	367	344	397
New Jersey Dividend Advantage	483	369	342	381	—	403	372	367	344	397
New Jersey Dividend Advantage 2	340	260	241	268	—	284	262	259	242	279
New Jersey Investment Quality	1,510	1,168	1,063	1,275	—	1,341	1,207	1,143	1,067	1,233
New Jersey Value	84	64	59	66	—	70	64	63	59	69
New Jersey Premium Income	922	713	649	778	—	819	737	698	651	753
North Carolina Premium Income	404	373	188	961	—	1,010	533	311	189	278
Ohio Quality Income	821	614	564	629	—	688	614	626	564	676
Pennsylvania Value	64	49	45	50	—	53	49	48	45	52
Preferred and Income	4,538	3,952	3,684	4,289	—	4,372	4,168	3,889	3,731	4,004
Senior Income	1,333	1,092	990	1,180	—	1,243	1,103	1,091	1,011	1,143

	Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Short Duration Credit Opportunities	$1,049	$861	$781	$933	$—	$981	$872	$858	$797	$901
Texas Quality Income	751	561	515	575	—	629	561	572	515	617
Virginia Premium Income	389	363	173	975	—	1,022	525	303	174	265
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$343,204	$262,670	$240,509	$267,712	$—	$284,299	$261,411	$263,100	$248,600	$298,475
*	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.
(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(1)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
California Dividend Advantage 2	$171	$219	$—	$887	$—	$971	$568	$—	$—	$—
California Dividend Advantage 3	260	332	—	1,346	—	1,473	861	—	—	—
California Value	132	167	—	679	—	745	434	—	—	—
Connecticut Premium Income	121	148	—	656	—	688	287	96	—	52
Floating Rate Income	513	657	—	2,904	—	3,057	1,078	613	—	326
Floating Rate Income Opportunity	337	431	—	1,907	—	2,010	701	409	—	217
Maryland Premium Income	194	235	—	1,042	—	1,089	448	158	—	86
Michigan Quality Income	141	180	—	732	—	801	468	—	—	—
New Jersey Investment Quality	236	296	—	1,275	—	1,341	632	136	—	73
New Jersey Premium Income	144	180	—	778	—	819	386	83	—	44
North Carolina Premium Income	139	170	—	752	—	788	329	110	—	60
Preferred and Income	712	1,014	—	4,289	—	4,372	2,167	527	—	281
Senior Income	209	267	—	1,180	—	1,243	435	252	—	134
Short Duration Credit Opportunities	164	212	—	933	—	981	358	187	—	100
Virginia Premium Income	146	176	—	783	—	818	337	118	—	64
(1)	Mr. Nelson was appointed to the Board of Directors of the Nuveen Funds effective September 1, 2013.

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are David J. Kundert, Chair, Robert P. Bremner, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix D. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/ Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011.

Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C

Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings,

Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For each Minnesota Fund except California Value, all Board Members are elected annually. For each Massachusetts Fund, and California Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to

Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	208

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	103

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director — Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	208

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	208

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	208

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	208

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	208

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	208

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208
(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of a Fundamental Investment Policy and Approval of a New Fundamental Investment Policy for California Dividend Advantage 2

California Dividend Advantage 2 has adopted a fundamental investment policy relating to the Fund’s ability to make loans (the “Current Fundamental Policy”), that can be changed only by shareholder vote. The Current Fundamental Policy adopted by California Dividend Advantage 2 reflects industry and other market conditions present at the time of the inception of the Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies. Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately four years ago, all Nuveen municipal closed-end funds, including California Dividend Advantage 2, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed new fundamental investment policy with respect to loans (the “New Investment Policy”) would permit California Dividend Advantage 2 to make loans to the extent permitted by the 1940 Act. Among other things, this change is intended to provide the Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Loans to issuers in distress, however, involve risks. It is possible the Fund could lose its entire investment with an issuer as well as the amount loaned.

Conforming and updating this investment policy is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of California Dividend Advantage 2’s investment objectives. Providing California Dividend Advantage 2 with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation.

In order to implement the New Investment Policy, California Dividend Advantage 2 must change its Current Fundamental Policy, which requires your approval. In particular, shareholders must first approve the elimination of California Dividend Advantage 2’s Current Fundamental Policy as well as the implementation of the New Investment Policy.

The primary purpose of this change is to provide California Dividend Advantage 2 with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends, the approval by shareholders of California Dividend Advantage 2, the elimination of the Current Fundamental Policy of California Dividend Advantage 2 and the approval of the New Investment Policy, described below.

(a)	Elimination of Fundamental Policy Relating to Making Loans: The Current Fundamental Policy with respect to making loans, and which is proposed to be eliminated, provides that California Dividend Advantage 2 shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Investment Policy Relating to Making Loans: It is proposed that California Dividend Advantage 2 adopt a New Investment Policy with respect to making loans. The adoption of the following New Investment Policy for California Dividend Advantage 2 is contingent on shareholder approval of the elimination of the Fund’s Current Fundamental Policy with respect to making loans, as reflected in (a) above. The proposed New Investment Policy provides that California Dividend Advantage 2 shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

California Dividend Advantage 2 has no current intention of seeking exemptive relief under the 1940 Act for the purpose of making loans. If such relief was sought, there is no guarantee that it would be granted.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policy and adopting the New Investment Policy gives the Adviser flexibility to rapidly respond to continuing developments in the municipal bond market and would enhance the portfolio managers’ ability to meet California Dividend Advantage 2’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal closed-end funds and will help to promote operational efficiencies.

The Board recommends that shareholders of California Dividend Advantage 2 approve the elimination of the Current Fundamental Policy and vote to approve the New Investment Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Arizona Premium Income(5)	$21,200	$22,250	$1,500	$6,250	$0	$0	$0	$0	$0	$0	$1,700	$0	$0	$0
California Dividend Advantage 2	21,200	22,250	1,500	0	0	0	0	0	0	0	0	0	0	0
California Dividend Advantage 3	21,200	22,250	25,000	0	0	0	0	0	0	0	0	0	0	0
California Value	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
California Value 2	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
Connecticut Premium Income(6)	21,200	22,250	1,980	0	0	0	0	0	0	0	0	0	0	0
Floating Rate Income	27,000	28,250	18,000	8,000	0	0	0	0	0	0	8,000	0	0	0
Floating Rate Income Opportunity	27,000	28,250	18,000	16,000	0	0	0	0	0	0	8,000	0	0	0
Georgia Dividend Advantage 2(7)	21,200	22,250	1,160	0	0	0	0	0	0	0	0	0	0	0
Maryland Premium Income(8)	21,200	22,250	0	4,000	0	0	0	0	0	0	0	0	0	0
Michigan Quality Income(9)	21,200	22,250	1,500	6,250	0	0	0	0	0	0	1,700	0	0	0
Missouri Premium Income	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Dividend Advantage	21,200	22,250	6,250	0	0	0	0	0	0	0	0	0	0	0
New Jersey Dividend Advantage 2	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Investment Quality	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Value	16,200	19,500	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Premium Income	21,200	22,250	0	0	0	0	0	0	0	0	0	0	0	0
North Carolina Premium Income(10)	21,200	22,250	2,524	0	0	0	0	0	0	0	0	0	0	0
Ohio Quality Income(11)	21,200	22,250	1,500	6,250	0	0	0	0	0	0	1,700	0	0	0
Pennsylvania Value	16,200	19,500	0	6,000	0	0	0	0	0	0	0	0	0	0
Preferred and Income(12)	6,075	25,300	0	0	0	0	0	0	0	0	0	0	0	0
Senior Income	27,000	28,250	18,000	16,000	0	0	0	0	0	0	8,000	0	0	0
Short Duration Credit Opportunities	27,000	28,250	6,000	0	0	0	0	0	0	0	0	0	0	0
Texas Quality Income	21,200	22,250	0	4,000	0	0	0	0	0	0	0	0	0	0
Virginia Premium Income(13)	21,200	22,250	20,000	4,000	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)	The Fund acquired Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2 and Nuveen Arizona Dividend Advantage Municipal Fund 3 on April 5, 2013.

(6)	The Fund acquired Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2 and Nuveen Connecticut Dividend Advantage Municipal Fund 3 on July 6, 2012.

(7)	The Fund acquired Nuveen Georgia Dividend Advantage Municipal Fund and Nuveen Georgia Premium Income Fund on July 6, 2012.

(8)	The Fund acquired Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2 and Nuveen Maryland Dividend Advantage Municipal Fund 3 on August 3, 2012.

(9)	The Fund acquired Nuveen Michigan Dividend Advantage Municipal Fund and Nuveen Michigan Premium Income Municipal Fund, Inc. on January 4, 2013.

(10)	The Fund acquired Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 on July 6, 2012.

(11)	The Fund acquired Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 on April 5, 2013.

(12)	The Fund commenced operations on July 26, 2012.

(13)	The Fund acquired Nuveen Virginia Dividend Advantage Municipal Fund and Nuveen Virginia Dividend Advantage Municipal Fund 2 on August 3, 2012.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Arizona Premium Income	$1,700	$0	$0	$0	$0	$0	$1,700	$0
California Dividend Advantage 2	0	0	0	0	0	0	0	0
California Dividend Advantage 3	0	0	0	0	0	0	0	0
California Value	0	0	0	0	0	0	0	0
California Value 2	0	0	0	0	0	0	0	0
Connecticut Premium Income	0	0	0	0	0	0	0	0
Floating Rate Income	8,000	0	0	0	0	0	8,000	0
Floating Rate Income Opportunity	8,000	0	0	0	0	0	8,000	0
Georgia Dividend Advantage 2	0	0	0	0	0	0	0	0
Maryland Premium Income	0	0	0	0	0	0	0	0
Michigan Quality Income	1,700	0	0	0	0	0	1,700	0
Missouri Premium Income	0	0	0	0	0	0	0	0
New Jersey Dividend Advantage	0	0	0	0	0	0	0	0
New Jersey Dividend Advantage 2	0	0	0	0	0	0	0	0
New Jersey Investment Quality	0	0	0	0	0	0	0	0
New Jersey Value	0	0	0	0	0	0	0	0
New Jersey Premium Income	0	0	0	0	0	0	0	0
North Carolina Premium Income	0	0	0	0	0	0	0	0
Ohio Quality Income	1,700	0	0	0	0	0	1,700	0
Pennsylvania Value	0	0	0	0	0	0	0	0
Preferred and Income	0	0	0	0	0	0	0	0
Senior Income	8,000	0	0	0	0	0	8,000	0
Short Duration Credit Opportunities	0	0	0	0	0	0	0	0
Texas Quality Income	0	0	0	0	0	0	0	0
Virginia Premium Income	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (a) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (b) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (c) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(c) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2014, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 24, 2014. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than September 7, 2014 or prior to August 23, 2014. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by California Dividend Advantage 2 subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end is: February 28 for Arizona Premium Income, California Dividend Advantage 2, California Dividend Advantage 3, California Value, California Value 2, Michigan Quality

Income, Ohio Quality Income and Texas Quality Income; April 30 for New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Value, New Jersey Premium Income and Pennsylvania Value; May 31 for Connecticut Premium Income, Georgia Dividend Advantage 2, Maryland Premium Income, Missouri Premium Income, North Carolina Premium Income and Virginia Premium Income; and July 31 for Floating Rate Income, Floating Rate Income Opportunity, Preferred and Income, Senior Income and Short Duration Credit Opportunities.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 26, 2013:

Each Fund’s Proxy Statement is available at www.nuveenproxy.com/proxyinfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. Failure of a quorum of any Fund to be present at the Annual Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. If a quorum is present and a Fund has not received enough votes by the time of the Annual Meeting to approve a proposal, the shareholders of the Fund present in person or by proxy and entitled to vote at the Annual Meeting may propose that such Annual Meeting be adjourned one or more times with respect to such Fund to permit further solicitation of proxies. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders whether or not a quorum is present. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

October 17, 2013

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Dollar Range of Equity Securities
Board Member Nominees	Arizona Premium Income	California Dividend Advantage 2	California Dividend Advantage 3	California Value	California Value 2	Connecticut Premium Income	Floating Rate Income	Floating Rate Income Opportunity	Georgia Dividend Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$10,001- $50,000	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$0
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member Nominees	Maryland Premium Income	Michigan Premium Income	Missouri Premium Income	New Jersey Dividend Advantage	New Jersey Dividend Advantage 2	New Jersey Investment Quality	New Jersey Value	New Jersey Premium Income	North Carolina Premium Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	$0	$0	$0	$0	$0	$0	$0	$0	$0
Thomas S. Schreier, Jr.	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member Nominees	Ohio Quality Income	Pennsylvania Value	Preferred and Income	Senior Income	Short Duration Credit Opportunities	Texas Quality Income	Virginia Premium Income	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$50,001- $100,000	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	Over $100,000
John K. Nelson(2)	$0	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Board Members/Nominees who are interested persons of the Fund
William Adams IV(2)	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Thomas S. Schreier, Jr(2).	$0	$0	$0	$0	$0	$0	$0	Over $100,000
(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

(2)	The information as to beneficial ownership is as of September 1, 2013, the date the Board Member joined the Nuveen Fund Board.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2012. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Arizona Premium Income	California Dividend Advantage 2	California Dividend Advantage 3	California Value	California Value 2	Connecticut Premium Income	Floating Rate Income	Floating Rate Income Opportunity	Georgia Dividend Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	1,600	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	1,600	0	0

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Maryland Premium Income	Michigan Premium Income	Missouri Premium Income	New Jersey Dividend Advantage	New Jersey Dividend Advantage 2	New Jersey Investment Quality	New Jersey Value	New Jersey Premium Income	North Carolina Premium Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0	0	0

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Ohio Quality Income	Pennsylvania Value	Preferred and Income	Senior Income	Short Duration Credit Opportunities	Texas Quality Income	Virginia Premium Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	10,000	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Members/Nominees who are interested persons of the Funds
William Adams IV	0	0	0	0	0	0	0
Thomas S. Schreier, Jr.	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	10,000	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund*

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

Arizona Premium Income (NAZ) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	307,506	10.31%

(NAZ) — Variable Rate MuniFund Term Preferred Shares	Citibank, N.A.(a) 399 Park Avenue New York, NY 10022	280	100%

	Citicorp(a) 399 Park Avenue New York, NY 10022

	Citigroup Inc.(a) 399 Park Avenue New York, NY 10022

California Dividend Advantage 2 (NVX) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,875,878	12.72%

	First Trust Advisors L.P.(b) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(b) 1001 Warrenville Road Lisle, IL 60532

California Dividend Advantage 3 (NZH) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,780,817	15.66%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Value (NCA) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,986,900	7.87%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Value 2 (NCB) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	453,121	13.78%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Connecticut Premium Income (NTC PrC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	150,875	8.21%

(NTC PrD) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	140,225	7.89%

(NTC PrE) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	178,625	8.73%

(NTC PrF) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	93,947	5.54%

Floating Rate Income (JFR) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	9,142,328	18.99%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Floating Rate Income Opportunity (JRO) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,364,263	20.56%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Georgia Dividend Advantage 2 (NKG PrC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	405,927	12.58%

(NKG PrD) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	275,309	9.71%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

(NKG PrE) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	282,560	19.70%

Maryland Premium Income (NMY PrC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	293,534	7.57%

(NMY PrE) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	326,104	12.31%

(NMY PrG) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	236,647	11.43%

(NMY PrF) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	405,171	14.84%

Michigan Quality Income (NUM) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	234,414	14.37%

Missouri Premium Income (NOM) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	96,220	5.40%

New Jersey Dividend Advantage (NXJ) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	938,446	14.28%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Dividend Advantage 2 (NUJ) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	401,358	11.45%

(NUJ) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	585,120	12.93%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Investment Quality (NQJ) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,232,545	6.03%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Value (NJV) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	363,180	23.26%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Premium Income (NNJ) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,028,326	8.54%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

North Carolina Premium Income (NNC PrC) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	136,125	5.60%

(NNC PrD) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	170,942	6.70%

(NNC PrE) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	102,791	6.19%

(NNC PrF) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	164,744	5.55%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

(NNC PrG) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	191,615	6.67%

Senior Income (NSL) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	7,699,942	20.02%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(NSL) — Common Shares	Guggenheim Capital, LLC(c) 227 West Monroe Street Chicago, IL 60606	1,901,432	5.85%

	Guggenheim Partners, LLC(c) 227 West Monroe Street Chicago, IL 60606

	GP Holdo, LLC(c) 227 West Monroe Street Chicago, IL 60606

	GPFT Holdco, LLC(c) 227 West Monroe Street Chicago, IL 60606

	Guggenheim Funds Services Holdings, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

	Guggenheim Funds Services, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

	Guggenheim Funds Distributors, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

Short Duration Credit Opportunities (JSD) — Common Shares	First Trust Portfolios L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,308,573	23.06%

	First Trust Advisors L.P.(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(b) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(JSD) — Common Shares	Guggenheim Capital, LLC(c) 227 West Monroe Street Chicago, IL 60606	1,024,033	10.06%

Fund and Class	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned

	Guggenheim Partners, LLC(c) 227 West Monroe Street Chicago, IL 60606

	GP Holdo, LLC(c) 227 West Monroe Street Chicago, IL 60606

	GPFT Holdco, LLC(c) 227 West Monroe Street Chicago, IL 60606

	Guggenheim Funds Services Holdings, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

	Guggenheim Funds Services, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

	Guggenheim Funds Distributors, LLC(c) 2455 Corporate West Drive Lisle, IL 60532

Texas Quality Income (NTX) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,265,568	17.85%

*	The information contained in this table is based on Schedule 13G filings made on or before October 8, 2013.

(a)	Citibank N.A., Citicorp and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Guggenheim Capital, LLC, Guggenheim Partners, LLC, GP Holdco, LLC, GPFT Holdco, LLC, Guggenheim Funds Services Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

Variable Rate Demand Preferred Shares (“VRDP Shares”) are designed to be eligible for purchase by money market funds. Based on information provided by remarketing agents for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents, other than with respect to the Vanguard complex, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: California Dividend Advantage 2 (Series 1): Schwab (380 shares (38.8%)), Vanguard (250 shares (25.5%)), Morgan Stanley (150 shares (15.3%)), Deutsche Bank (200 shares (20.4%)); California Dividend Advantage 3 (Series 1): Deutsche Bank (150 shares (9.4%)), Federated (220 shares (13.8%)), JP Morgan (240 shares (15%)), Morgan Stanley (280 shares (17.5%)), Northern Trust (160 shares (10%)), Schwab (400 shares (25%)), Vanguard

(150 shares (9.4%)); New Jersey Dividend Advantage (Series 1): Federated (450 shares (33.3%)), Morgan Stanley (50 shares (11.1%)), Northern Trust (100 shares (22.2%)), Vanguard (150 shares (33.3%)); New Jersey Investment Quality (Series 1): Blackrock (80 shares (5.5%)), JP Morgan (250 shares (17.3%)), Schwab (430 shares (29.8%)), Vanguard (383 shares (26.5%)), Federated (300 shares (20.8%)); New Jersey Premium Income (Series 1): Blackrock (40 shares (4.5%)), JP Morgan (146 shares (16.5%), Schwab (260 shares (29.3%)), Vanguard (240 shares (27.1%)), Federated (200 shares (22.6%)); Ohio Quality Income (Series 1): Blackrock (30 shares (2%)), JP Morgan (230 shares (15.5%)), Schwab (70 shares, (4.7%)), Vanguard (320 shares (21.6%)), Federated (250 shares (16.9%)), Morgan Stanley (170 shares (11.5%)), Deutsche Bank (150 shares (10.1%)), Northern Trust (260 shares (17.6%)); Virginia Premium Income (Series 1): Deutsche Bank (150 shares (11.7%)), Federated (300 shares (23.4%)), JP Morgan (380 shares (29.7%)), Morgan Stanley (200 shares (15.6%)), Northern Trust (250 shares (19.5%)).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee Meeting
Arizona Premium Income	5	6	0	4	5	4	6	4
California Dividend Advantage 2	5	6	0	4	5	4	6	4
California Dividend Advantage 3	5	6	0	4	5	4	6	4
California Value	5	6	0	4	5	4	6	4
California Value 2	5	6	0	4	5	4	6	4
Connecticut Premium Income	5	4	0	4	5	4	6	4
Floating Rate Income	5	6	0	4	5	4	6	4
Floating Rate Income Opportunity	5	6	0	4	5	4	6	4
Georgia Dividend Advantage 2	5	4	0	4	5	4	6	4
Maryland Premium Income	5	4	0	4	5	4	6	4
Michigan Quality Income	5	6	0	4	5	4	6	4
Missouri Premium Income	5	4	0	4	5	4	6	4
New Jersey Dividend Advantage	5	4	0	4	5	4	6	4
New Jersey Dividend Advantage 2	5	4	0	4	5	4	6	4
New Jersey Investment Quality	5	4	1	4	5	4	6	4
New Jersey Value	5	4	0	4	5	4	6	4
New Jersey Premium Income	5	4	1	4	5	4	6	4
North Carolina Premium Income	5	4	0	4	5	4	6	4
Ohio Quality Income	5	6	0	4	5	4	6	4
Pennsylvania Value	5	4	0	4	5	4	6	4
Preferred and Income	5	7	0	4	5	4	6	4
Senior Income	5	6	0	4	5	4	6	4
Short Duration Credit Opportunities	5	6	0	4	5	4	6	4
Texas Quality Income	5	6	0	4	5	4	6	4
Virginia Premium Income	5	4	0	4	5	4	6	4

C-1

APPENDIX D

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NAZ1113

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUNDS FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 26, 2013	PROXY

COMMON SHARES

The Annual Meeting of Shareholders will be held Tuesday, November 26, 2013 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Tuesday, November 26, 2013, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT

1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NUV_24977_Com_092413

FUNDS	FUNDS	FUNDS

Nuveen Arizona Premium Income Municipal Fund

Nuveen California Municipal Value Fund 2

Nuveen Floating Rate Income Fund

Nuveen Maryland Premium Income Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Municipal Value Fund

Nuveen Ohio Quality Income Municipal Fund

Nuveen Senior Income Fund

Nuveen Virginia Premium Income Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Municipal Value Fund, Inc.

Nuveen Floating Rate Income Opportunity Fund

Nuveen Michigan Quality Income Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen Pennsylvania Municipal Value Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Missouri Premium Income Municipal Fund

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen North Carolina Premium Income Municipal Fund

Nuveen Preferred and Income Term Fund

Nuveen Texas Quality Income Municipal Fund

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1a.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William Adams IV	02. Robert P. Bremner	03. Jack B. Evans	04. David J. Kundert
05. John K. Nelson	06. Thomas S. Schreier, Jr.	07. Judith M. Stockdale	08. Carole E. Stone
09. Virginia L. Stringer	10. Terence J. Toth

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	☐	☐	☐
Nuveen New Jersey Premium Income Municipal Fund, Inc.	☐	☐	☐

1b.	Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	04. Virginia L. Stringer

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nuveen California Municipal Value Fund, Inc.	☐	☐	☐

1c.	Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Judith M. Stockdale	02. Carole E. Stone	03. Virginia L. Stringer

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nuveen Arizona Premium Income Municipal Fund	☐	☐	☐	Nuveen California Dividend Advantage Municipal Fund 2	☐	☐	☐
Nuveen California Dividend Advantage Municipal Fund 3	☐	☐	☐	Nuveen Connecticut Premium Income Municipal Fund	☐	☐	☐
Nuveen Georgia Dividend Advantage Municipal Fund 2	☐	☐	☐	Nuveen Maryland Premium Income Municipal Fund	☐	☐	☐
Nuveen Michigan Quality Income Municipal Fund	☐	☐	☐	Nuveen Missouri Premium Income Municipal Fund	☐	☐	☐
Nuveen New Jersey Dividend Advantage Municipal Fund	☐	☐	☐	Nuveen New Jersey Dividend Advantage Municipal Fund 2	☐	☐	☐
Nuveen North Carolina Premium Income Municipal Fund	☐	☐	☐	Nuveen Ohio Quality Income Municipal Fund	☐	☐	☐
Nuveen Texas Quality Income Municipal Fund	☐	☐	☐	Nuveen Virginia Premium Income Municipal Fund	☐	☐	☐

1d.	Election of Board Members - Class I: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	04. Virginia L. Stringer

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Nuveen California Municipal Value Fund 2	☐	☐	☐	Nuveen Floating Rate Income Fund	☐	☐	☐
Nuveen Floating Rate Income Opportunity Fund	☐	☐	☐	Nuveen New Jersey Municipal Value Fund	☐	☐	☐
Nuveen Pennsylvania Municipal Value Fund	☐	☐	☐	Nuveen Preferred and Income Term Fund	☐	☐	☐
Nuveen Senior Income Fund	☐	☐	☐	Nuveen Short Duration Credit Opportunities Fund	☐	☐	☐

2a.	To approve the elimination of the Fund’s existing fundamental investment policy relating to the Fund’s ability to make loans.

	FOR	AGAINST	ABSTAIN
Nuveen California Dividend Advantage Municipal Fund 2	☐	☐	☐

2b.	To approve a new fundamental investment policy relating to the Fund’s ability to make loans.

	FOR	AGAINST	ABSTAIN
Nuveen California Dividend Advantage Municipal Fund 2	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on November 26, 2013.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_24977_Com_092413